UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2013

AMERICAN MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35257	27-0855785
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1614 15th Street, Suite 300 Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (720) 457-6060
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On April 15, 2013, American Midstream Partners, LP, a Delaware limited partnership (the “Partnership”) entered into a Contribution Agreement with High Point Infrastructure Partners, LLC ("HPIP"), pursuant to which HPIP contributed to the Partnership 100% of the limited liability company interests in High Point Gas Transmission, LLC and High Point Gas Gathering, LLC, subsidiaries that own midstream assets located in southern and offshore Louisiana (the "High Point System") and $15 million in cash in exchange for 5,142,857 newly issued Series A Convertible Preferred Units in the Partnership. This Amendment amends Item 9.01 of the Current Report on Form 8-K of the Partnership filed with the Securities and Exchange Commission on April 19, 2013, to provide the financial statement information required by Item 9.01 of Form 8-K which was excluded from the initial filing in reliance on Item 9.01(a)(4) of Form 8-K.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired
The unaudited combined balance sheet as of March 31, 2013, the unaudited combined statements of operations, statement of changes in net parent equity and statements of cash flows for the three months ended March 31, 2013 and 2012, the audited combined balance sheets as of December 31, 2012 and 2011, the audited combined statements of operations, statement of changes in net parent equity and statements of cash flows for the years ended December 31, 2012 and 2011 of the High Point System, the related notes thereto, and report of independent registered public accounting firm related thereto with respect to audited financial statements, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The Partnership’s unaudited pro forma condensed consolidated balance sheet as of March 31, 2013, and unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2013 and the year ended December 31, 2012 and the related notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.
(c) Exhibits.
See “Index to Exhibits” attached to this Current Report on Form 8-K/A, which is incorporated by reference herein.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Midstream Partners, LP

	By:	American Midstream GP, LLC,
its General Partner

Date: June 28, 2013	By:	/s/ Daniel C. Campbell
	Name:	Daniel C. Campbell
	Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number		Description

3.1	*	Third Amended and Restated Agreement of Limited Partnership of American Midstream Partners, LP.
3.2	*	Second Amended and Restated Limited Liability Company Agreement of American Midstream GP, LLC.
10.1	*
Contribution Agreement, dated as of April 15, 2013, by and between American Midstream Partners, LP and High Point Infrastructure Partners, LLC.Contribution Agreement, dated as of April 15, 2013, by and between American Midstream Partners, LP and High Point Infrastructure Partners, LLC.

10.2	*
Fourth Amendment to Credit Agreement, dated as of April 15, 2013, by and among American Midstream, LLC, American Midstream Partners, LP, Bank of America, N.A., as administrative agent, and the Lenders Party thereto.

23.1		Consent of UHY LLP.
99.1	*	Press Release dated April 16, 2013.
99.2
Unaudited Combined Balance Sheet as of March 31, 2013, Unaudited Combined Statements of Income, Statement of Changes in Parent's Equity and Statements of Cash Flows for the three months ended March 31, 2013 and 2012. Audited Combined Balance Sheets as of the December 31, 2012 and 2011 and Audited Combined Statements of Operations, Statement of Changes in Parent's Equity, and Statements of Cash Flows for the years ended December 31, 2012 and 2011 of the High Point System, and related notes thereto and Report of Independent Auditor's Report related thereto with respect to audited combined financial statements.

99.3
Partnership's Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2013, Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2013 and the year ended December 31, 2012 and the related notes thereto.

*	Previously filed